UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00159 )

Exact name of registrant as specified in charter: Putnam Investors Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—January 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Investors Fund

1|31|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Investors
Fund

1| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	55

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view, it is fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Investors Fund: seeking great companies for investors

Putnam Investors Fund was founded in 1925 — the age of Model-T Fords, jazz, and the boundless optimism of one of the great American bull markets. Today, more than 80 years later, the fund continues to target leading American businesses, armed with the flexibility to go anywhere in the large-company universe. In its early years, the fund benefited from rising interest in stock investing, and more recently from the rallies that dominated the 1980s and 1990s. But there were also bumps in the road, such as the recession of the early 1990s and the bear market of 2000–2003.

In the tradition of successful American stockpickers, the fund’s managers seek opportunities others may have overlooked, striving to beat the S&P 500 Index over time by owning great companies for investors. With its “go anywhere” approach, the fund can invest in value stocks, growth stocks, and everything in between. The fund’s managers may see potential in value stocks, where investors have temporarily pushed prices too low, or in fast-rising growth stocks, where investors have misjudged a company’s future growth.

The fund’s portfolio managers and analysts conduct thorough research, visiting companies and talking to their management, suppliers, and competitors to find out what each business is really worth. They also analyze the past and get a better understanding of how great companies grow. This research helps the team find companies whose stock prices do not reflect their long-range prospects. The fund's managers also believe that you can't beat the market with a fund that looks exactly like the market. That's why the fund typically invests in fewer stocks than its benchmark, the S&P 500 Index.

While much has changed since 1925, Putnam Investors Fund continues to pursue a goal that never goes out of style — finding great companies for investors.

$15,386,858
9.60%
annualized return at POP
$1,000,000
$100,000
$10,000
1969
Astronauts land on the moon
1973
Oil embargo leads to record high oil prices and gas rationing
1981
First space shuttle launched
1989
Collapse of Berlin Wall
2000
Nasdaq peaks over 5000
2005
Low interest rates spark record home buying

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	POP
Life of fund (inception 12/1/25)	9.60%
10 years	7.15
5 years	-3.20
3 years	14.04
1 year	3.08

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.

5

Putnam Investors Fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in large-cap stocks of well-established U.S. companies. The fund targets companies whose business worth is believed to be more than their current stock prices indicate, whether the stock is considered growth or value. The fund may be appropriate for investors seeking long-term growth of capital.

Highlights

* For the six months ended January 31, 2006, Putnam Investors Fund’s class A shares returned
  6.84% without sales charges.

* The fund’s benchmark, the S&P 500 Index, returned 4.68% .

* The average return for the fund’s Lipper category, Large-Cap Core Funds, was 5.09% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 1/31/06

Since the fund’s inception (12/1/25), average annual return is 9.70% at NAV and 9.63% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	7.69%	7.12%	109.83%	98.88%

5 years	–1.28	–2.34	-6.24	-11.17

3 years	18.55	16.45	66.61	57.90

1 year	14.37	8.40	14.37	8.40

6 months	—	—	6.84	1.24

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

We are pleased to report that your fund delivered solid returns at net asset value (NAV, or without sales charges) for the six months ended January 31, 2006. These results were ahead of returns for the fund’s benchmark, the S&P 500 Index, and the average return for its Lipper category, Large-Cap Core Funds. We attribute this strength to our positive stock selection in the energy, health-care, and consumer cyclical sectors. However, our stock selection in the financial and transportation sectors detracted from returns to some extent. The fund also benefited from our bottom-up, research-intensive stock selection process and the flexibility it has to invest in both growth- and value-style stocks.

Market overview

During the six months ended January 31, 2006, stocks gained ground overall, although at several points, investors were focused on issues such as rising interest rates and soaring energy prices. These worries, however, were offset by some positive trends. The economy continued to expand, job creation improved, and corporate profits were generally solid. Among the market highlights was an advance in November that pushed the S&P 500 and Nasdaq Composite indexes to new 4 1 / 2 year highs. At other points in the period, U.S. financial markets became more choppy. Among the factors contributing to market jitters were oil prices and the devastation on the U.S. Gulf Coast caused by hurricanes Katrina and Rita. In the final months of the period, markets advanced modestly while investors became increasingly concerned about inflation and slowing economic growth.

Strategy overview

In managing your fund’s portfolio, we continued to take a bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies whose stocks we believe are mispriced by the market — in other words, companies that we believe are worth more than their current stock prices indicate. Your fund is managed in a blend investment style, which means it has the flexibility to invest in a wide range of companies without a bias toward either growth or value stocks. For example, we may target companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies undergoing changes that may improve their earnings and growth potential. In either case, we look for stocks whose prices are currently low relative to our assessment of the issuing company’s earnings and growth potential.

We find that, typically, stocks become attractively valued when the market underestimates the ability of fundamentally healthy companies to maintain their returns and growth rates, or when the market overreacts to short-term events. We believe that if we focus on cash flows and valuations, maintain a diversified portfolio, and remain willing to buy and hold controversial stocks that we think are out of favor only temporarily, the fund will be able to consistently profit from mispricings in the market.

Your fund’s holdings

A key advantage of your fund’s investment strategy is its flexibility to invest in a wide range of large companies. The portfolio can include newer, fast-growing companies and older, more established businesses. With some

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Equities
S&P 500 Index (broad stock market)	4.68%

Russell 1000 Growth Index (large-company growth stocks)	3.91%

Russell 2000 Index (small-company stocks)	8.50%

MSCI EAFE Index (international stocks)	18.31%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.84%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.77%

Citigroup World Government Bond Index (global government bonds)	-0.80%

stocks, our view is positive while most investors are negative. In other cases, investors are positive and the stock is doing well, but we think it can perform even better. An example of this contrast can be found in two of the strongest-performing holdings during the semiannual period — Apple and U.S. Steel. We believe U.S. Steel, the largest integrated steel producer in the United States, is a classic example of an under-priced stock. It has been under pressure for many years, most recently because investors are concerned about slowing steel demand as well as growing inventories in U.S. markets and overseas, particularly China. We believe the predominant view in the market with regard to steel prices and the supply/demand situation is currently too pessimistic. In our opinion, profitability in the steel industry is likely to improve as companies consolidate and emerging markets continue to industrialize.

At the other end of the spectrum is Apple, whose stock gained more than 120% in the 2005 calendar year. Investors are certainly positive about Apple, maker of Macintosh computers and the extremely popular iPod digital music player. But we believe they are underestimating the company’s potential, and we have a higher estimate of Apple’s long-term revenue growth and profit margins. Apple should continue to profit from strong demand for the iPod, which has also boosted sales of

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

the company’s other products, such as the iMac and PowerBook computers.

Our stock selection in the energy sector also contributed positively to performance, particularly with regard to the fund’s positions in Suncor Energy, an integrated energy company focused on developing Canada’s Athabasca oil sands, one of the world’s largest petroleum resource basins, and Valero Energy, a refining company that has benefited from strong refining margins.

Among the stocks that detracted from returns during the period was Dell, a global producer of computer systems and services. Dell stock declined in response to two disappointing quarters and a slowing growth rate for the company. While many investors are skeptical about Dell’s potential, we believe the recent declines are the result of short-term issues. Even if we reduce our estimates for Dell’s longer-term growth rate, we believe it is still an attractive stock, and it remained in the portfolio at the close of the period.

Mortgage and financial services company Countrywide Financial also remained in the portfolio, although it, too, dampened returns for the period. The stock declined as investors continued to be preoccupied with rising interest rates and a potential slowdown in the housing market and refinancing cycle. We believe investors

Top holdings
This table shows the fund’s top holdings and the percentage of the fund’s net assets that each comprised, as of 1/31/06. Holdings will vary over time.

Holding (percent of fund’s net assets)	Industry
Bank of America Corp. (3.9%)	Banking

American International Group, Inc. (3.5%)	Insurance

Johnson & Johnson (3.1%)	Pharmaceuticals

Countrywide Financial Corp. (2.8%)	Consumer finance

U.S. Bancorp (2.5%)	Banking

Dell, Inc. (2.4%)	Computers

Pfizer, Inc. (2.4%)	Pharmaceuticals

Capital One Financial Corp. (2.2%)	Consumer finance

Commerce Bancorp, Inc. (2.0%)	Banking

Home Depot, Inc. (The) (1.9%)	Retail

are overlooking many of Countrywide’s strengths, including its mortgage servicing business and its banking operations, which we believe could offset the effects of a housing or refi-nancing slowdown.

In the case of Avon Products and Apollo Group, two other detractors, we decided to sell the positions. Beauty products company Avon is dealing with a number of longer-term issues in several overseas markets, and we concluded that its stock no longer represented an attractive opportunity. Our view also changed for education company Apollo, which announced a change in its management.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At the close of the semiannual period, investors were reflecting on the modest gains and sometimes choppy market conditions of 2005, particularly in the final weeks of the year. Issues such as high oil prices, interest rate increases, and potential slowdowns in the housing market and consumer spending were still substantial concerns for many. However, there was also good news to consider, including continued economic expansion and a healthy pace of corporate profitability growth.

Regardless of the direction the markets take in the months ahead, we remain focused on the long-term potential of individual companies rather than short-term developments in the economy. General themes at work in the market have some influence on our portfolio construction process and the timing of our buy and sell decisions. However, we believe investors’ long-term goals are best served by the fund’s diversified portfolio and our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 1/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.70%	9.63%	8.65%	8.65%	8.87%	8.87%	8.92%	8.88%	9.43%	9.73%

10 years	109.83	98.88	94.68	94.68	95.82	95.82	99.58	93.04	104.99	114.40
Annual average	7.69	7.12	6.89	6.89	6.95	6.95	7.15	6.80	7.44	7.93

5 years	-6.24	-11.17	-9.66	-11.46	-9.67	-9.67	-8.54	-11.49	-7.26	-5.14
Annual average	-1.28	-2.34	-2.01	-2.41	-2.01	-2.01	-1.77	-2.41	-1.50	-1.05

3 years	66.61	57.90	62.97	59.97	63.01	63.01	64.27	58.84	65.57	67.93
Annual average	18.55	16.45	17.68	16.95	17.69	17.69	17.99	16.68	18.30	18.86

1 year	14.37	8.40	13.58	8.58	13.58	12.58	13.82	10.10	14.08	14.63

6 months	6.84	1.24	6.45	1.45	6.46	5.46	6.61	3.17	6.63	6.93

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns
For periods ended 1/31/06

		Lipper Large-Cap
		Core Funds
	S&P 500 Index	category average*

Annual average
(life of fund)	—†	—†

10 years	136.62%	111.02%
Annual average	8.99	7.58

5 years	1.86	–3.58
Annual average	0.37	-0.87

3 years	57.79	50.87
Annual average	16.42	14.62

1 year	10.38	10.35

6 months	4.68	5.09

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06 there were 925, 889, 766, 620, and 234 funds, respectively, in this Lipper category.

† The Standard and Poor’s 500 Index began operations on 12/31/69. The Lipper Large-Cap Core Funds category began operations on 12/31/59.

Fund price and distribution information
For the six-month period ended 1/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.140		$0.040	$0.044	$0.072		$0.149	$0.174

Capital gains	—		—	—	—		—	—

Total	$0.140		$0.040	$0.044	$0.072		$0.149	$0.174

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/05	$13.21	$13.94	$12.11	$12.77	$12.62	$13.04	$13.16	$13.39

1/31/06	13.97	14.74	12.85	13.55	13.38	13.83	13.88	14.14

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Fund performance for most recent calendar quarter
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	9.67%	9.60%	8.61%	8.61%	8.84%	8.84%	8.89%	8.85%	9.40%	9.70%

10 years	110.53	99.41	94.96	94.96	96.38	96.38	100.08	93.54	105.57	115.04
Annual average	7.73	7.15	6.90	6.90	6.98	6.98	7.18	6.83	7.47	7.96

5 years	-10.30	-15.00	-13.67	-15.39	-13.65	-13.65	-12.52	-15.35	-11.27	-9.21
Annual average	-2.15	-3.20	-2.90	-3.29	-2.89	-2.89	-2.64	-3.28	-2.36	-1.91

3 years	56.57	48.32	52.93	49.93	53.18	53.18	54.21	49.28	55.68	57.64
Annual average	16.12	14.04	15.21	14.45	15.27	15.27	15.53	14.29	15.90	16.38

1 year	8.81	3.08	7.93	2.93	7.96	6.96	8.21	4.66	8.50	9.05

6 months	7.53	1.85	7.10	2.10	7.09	6.09	7.24	3.75	7.39	7.61

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Investors Fund from August 1, 2005, to January 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.63	$ 9.52	$ 9.52	$ 8.23	$ 6.93	$ 4.33

Ending value (after expenses)	$1,068.40	$1,064.50	$1,064.60	$1,066.10	$1,066.30	$1,069.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2006, use the calculation method below. To find the value of your investment on August 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.50	$ 9.30	$ 9.30	$ 8.03	$ 6.77	$ 4.23

Ending value (after expenses)	$1,019.76	$1,015.98	$1,015.98	$1,017.24	$1,018.50	$1,021.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

Average annualized expense
ratio for Lipper peer group*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Investors Fund	112%	66%	82%	130%	94%

Lipper Large-Cap Core Funds
category average	72%	72%	80%	88%	94%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader of your fund. Richard Cervone is a Portfolio Member. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

James Wiess	2006				*

Portfolio Leader	2005				*

Richard Cervone	2006					*

Portfolio Member	2005					*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $5,600,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers assigned to the fund as of January 31, 2006, for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Member

James Wiess is also a Portfolio Leader of Putnam Tax Smart Equity Fund and a Portfolio
Member of Putnam Capital Appreciation Fund.

Richard Cervone is also a Portfolio Member of Putnam Capital Appreciation Fund and Putnam
Tax Smart Equity Fund.

James Wiess and Richard Cervone may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended January 31, 2006, Portfolio Member Joshua Brooks left your fund’s management team to take up other fund management responsibilities at Putnam. Shortly after the end of the reporting period, Portfolio Member James Yu left the management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006					*

Deputy Head of Investments	N/A

William Connolly	2006		*

Head of Retail Management	N/A

Kevin Cronin	2006					*

Head of Investments	2005					*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006					*

General Counsel	2005					*

Richard Robie, III	2006				*

Chief Administrative Officer	2005	*

Edward Shadek	2006				*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corpo-
rate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap
Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the
Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

*  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

*  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

*  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

6th	24th	91st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 925, 788, and 605 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) The Trustees noted the disappointing performance for your fund for the five-year period ended December 31, 2004. In this regard, the Trustees considered that beginning with the assignment of new portfolio managers for the fund in April and May of 2002, Putnam Management has taken a number of steps in order to clarify the fund’s investment philosophy, strengthen the investment process through the blending of quantitative techniques and fundamental analysis, and execute more efficiently and effectively.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-, five-, and ten-year periods ended December 31, 2005, were 11th, 72nd, and 47th, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 98th out of 890, 446th out of 619, and 106th out of 229 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 1/31/06 (Unaudited)

COMMON STOCKS (99.7%)*

	Shares	Value

Aerospace and Defense (1.2%)
General Dynamics Corp.	198,800	$23,132,368
L-3 Communications Holdings, Inc.	318,100	25,772,462
		48,904,830

Airlines (1.5%)
AMR Corp. †	91,100	2,067,970
JetBlue Airways Corp. † (S)	2,288,250	29,838,780
Southwest Airlines Co.	1,722,900	28,358,934
		60,265,684

Banking (10.8%)
Bank of America Corp.	3,549,216	156,981,824
Commerce Bancorp, Inc. (S)	2,396,100	80,125,584
State Street Corp.	133,800	8,089,548
U.S. Bancorp	3,401,300	101,732,883
Washington Mutual, Inc. (S)	1,204,700	50,982,904
Wells Fargo & Co.	633,800	39,523,768
		437,436,511

Beverage (0.3%)
Coca-Cola Enterprises, Inc.	640,400	12,641,496

Biotechnology (0.5%)
Amgen, Inc. †	302,200	22,027,358

Broadcasting (0.4%)
XM Satellite Radio Holdings, Inc. Class A † (S)	608,600	15,933,148

Building Materials (0.7%)
Sherwin Williams Co.	505,900	26,762,110

Commercial and Consumer Services (3.3%)
Cendant Corp. (S)	1,324,800	22,177,152
Corporate Executive Board Co. (The)	13,400	1,127,476
eBay, Inc. †	919,900	39,647,690
Google, Inc. Class A †	48,600	21,055,950
Paychex, Inc.	175,900	6,393,965
Yahoo!, Inc. †	1,297,000	44,538,980
		134,941,213

Communication Services (1.3%)
Comcast Corp. Class A †	1,946,100	54,140,502

Communications Equipment (2.2%)
Cisco Systems, Inc. †	3,948,300	73,319,931
Qualcomm, Inc.	332,700	15,956,292
		89,276,223

COMMON STOCKS (99.7%)* continued

	Shares	Value

Computers (6.5%)
Apple Computer, Inc. †	865,800	$65,376,558
Dell, Inc. †	3,376,300	98,959,353
EMC Corp. †	2,370,800	31,768,720
Hewlett-Packard Co.	2,093,100	65,262,858
		261,367,489

Conglomerates (0.6%)
Danaher Corp.	394,200	22,327,488

Construction (0.5%)
Rinker Group, Ltd. (Australia)	947,300	12,020,324
Rinker Group, Ltd. ADR (Australia) (S)	128,000	8,167,680
		20,188,004

Consumer Cyclicals (0.8%)
Black & Decker Manufacturing Co. (S)	128,700	11,106,810
Ford Motor Co. (S)	965,100	8,280,558
General Motors Corp. (S)	606,500	14,592,390
		33,979,758

Consumer Finance (5.1%)
Capital One Financial Corp.	1,075,000	89,547,500
Countrywide Financial Corp.	3,449,500	115,351,280
		204,898,780

Consumer Services (0.3%)
Alliance Data Systems Corp. †	281,800	11,906,050

Electric Utilities (0.7%)
Exelon Corp.	480,700	27,601,794

Electronics (2.5%)
Amphenol Corp. Class A	284,400	14,456,052
Microchip Technology, Inc.	88,200	3,308,382
Motorola, Inc. (S)	1,793,200	40,723,572
Texas Instruments, Inc. (S)	1,402,500	40,995,075
		99,483,081

Financial (3.6%)
American Express Co.	1,038,100	54,448,345
Fannie Mae	711,000	41,195,340
Freddie Mac	710,000	48,180,600
		143,824,285

Forest Products and Packaging (0.1%)
Crown Holdings, Inc. †	107,500	2,011,325

Health Care Services (6.0%)
Aetna, Inc. (S)	330,700	32,011,760
Cardinal Health, Inc. (S)	368,900	26,575,556
Community Health Systems, Inc. †	417,200	15,181,908

COMMON STOCKS (99.7%)* continued

	Shares	Value

Health Care Services continued
Express Scripts, Inc. †	222,100	$20,275,509
HCA, Inc. (S)	877,700	43,077,516
Health Management Associates, Inc. Class A (S)	985,100	20,706,802
Lincare Holdings, Inc. †	229,400	9,694,444
Quest Diagnostics, Inc.	551,900	27,280,417
UnitedHealth Group, Inc. (S)	833,600	49,532,512
		244,336,424

Homebuilding (2.1%)
D.R. Horton, Inc. (S)	231,800	8,650,776
Lennar Corp. (S)	441,100	27,595,216
NVR, Inc. † (S)	63,000	50,037,750
		86,283,742

Household Furniture and Appliances (0.7%)
Whirlpool Corp. (S)	348,200	28,092,776

Insurance (6.6%)
ACE, Ltd. (Bermuda) (S)	1,220,300	66,811,425
American International Group, Inc.	2,153,800	140,987,748
Everest Re Group, Ltd. (Barbados)	633,000	61,179,450
		268,978,623

Investment Banking/Brokerage (3.3%)
Bear Stearns Cos., Inc. (The) (S)	517,700	65,468,342
E*Trade Group, Inc. †	174,200	4,144,218
Janus Capital Group, Inc. (S)	885,700	18,502,273
Lehman Brothers Holdings, Inc.	252,900	35,519,805
TD Ameritrade Holding Corp.	564,500	11,425,480
		135,060,118

Leisure (0.8%)
Brunswick Corp.	56,200	2,112,558
Harley-Davidson, Inc. (S)	590,600	31,614,818
		33,727,376

Lodging/Tourism (1.4%)
Carnival Corp. (S)	514,400	26,625,344
Las Vegas Sands Corp. † (S)	603,200	30,974,320
		57,599,664

Machinery (3.3%)
Caterpillar, Inc.	1,018,800	69,176,520
Cummins, Inc. (S)	169,700	16,511,810
Deere (John) & Co.	355,650	25,521,444
Parker-Hannifin Corp.	313,170	23,728,891
		134,938,665

COMMON STOCKS (99.7%)* continued

	Shares	Value

Medical Technology (1.7%)
Becton, Dickinson and Co. (S)	294,600	$19,090,080
Boston Scientific Corp. † (S)	1,222,000	26,725,140
Zimmer Holdings, Inc. †	331,800	22,877,610
		68,692,830

Metals (1.4%)
BHP Billiton PLC (United Kingdom)	571,194	10,541,490
Phelps Dodge Corp.	16,200	2,600,100
United States Steel Corp. (S)	720,100	43,025,975
		56,167,565

Oil & Gas (9.2%)
Apache Corp.	601,800	45,453,954
Devon Energy Corp.	615,100	41,955,971
EOG Resources, Inc. (S)	266,600	22,538,364
Marathon Oil Corp.	509,700	39,180,639
Occidental Petroleum Corp. (S)	699,200	68,318,832
Petro-Canada (New York Stock
Exchange) (Canada) (S)	250,700	12,016,051
Petro-Canada (Toronto Stock Exchange) (Canada)	346,900	16,543,761
Suncor Energy, Inc. (Canada)	802,200	64,272,264
Valero Energy Corp.	582,800	36,384,204
XTO Energy, Inc.	553,100	27,146,148
		373,810,188

Pharmaceuticals (5.5%)
Johnson & Johnson	2,199,000	126,530,460
Pfizer, Inc.	3,747,500	96,235,800
		222,766,260

Power Producers (0.6%)
AES Corp. (The) †	1,371,200	23,365,248

Publishing (2.2%)
McGraw-Hill Companies, Inc. (The)	883,480	45,092,819
R. H. Donnelley Corp. † (S)	393,300	25,808,346
Wiley (John) & Sons, Inc. Class A	493,200	18,692,280
		89,593,445

Restaurants (1.1%)
Red Robin Gourmet Burgers, Inc. † (S)	440,300	17,475,507
Yum! Brands, Inc.	564,060	27,904,048
		45,379,555

Retail (7.1%)
Abercrombie & Fitch Co. Class A	198,200	13,158,498
Autonation, Inc. †	558,800	12,455,652
Barnes & Noble, Inc.	48,900	2,074,338
Best Buy Co., Inc. (S)	406,700	20,603,422

COMMON STOCKS (99.7%)* continued

	Shares	Value

Retail continued
Home Depot, Inc. (The)	1,916,500	$77,714,075
Michaels Stores, Inc.	663,200	22,303,416
Office Depot, Inc. †	506,800	16,800,420
Sears Holdings Corp. † (S)	149,500	18,155,280
Staples, Inc.	2,386,900	56,593,399
Target Corp.	410,200	22,458,450
Timberland Co. (The) Class A †	277,000	9,683,920
Whole Foods Market, Inc. (S)	221,600	16,369,592
		288,370,462

Software (2.1%)
Autodesk, Inc.	460,000	18,671,400
Oracle Corp. †	4,072,500	51,191,325
Red Hat, Inc. †	71,570	2,071,952
Symantec Corp. †	721,800	13,266,684
		85,201,361

Technology Services (1.3%)
Accenture, Ltd. Class A (Bermuda)	705,890	22,256,710
Fair Isaac Corp.	512,300	22,705,136
Global Payments, Inc. (S)	144,700	7,369,571
		52,331,417

Trucks & Parts (0.4%)
PACCAR, Inc.	214,300	14,915,280

Total common stocks (cost $3,702,488,907)		$4,039,528,128

CORPORATE BONDS AND NOTES (0.4%)*

	Principal amount	Value

Ford Motor Co. notes 7.45s, 2031	$ 5,600,000	$4,130,000
General Motors Acceptance Corp. bonds 8s, 2031	6,917,000	7,052,795
General Motors Corp. debs. 8 3/8s, 2033	6,800,000	5,032,000

Total corporate bonds and notes (cost $15,536,194)		$16,214,795

SHORT-TERM INVESTMENTS (13.6%)*

	Principal amount/shares	Value

Interest in $450,000,000 joint tri-party
repurchase agreement dated January 31, 2006
with Bank of America Securities, LLC due
February 1, 2006 with respect to various U.S.
Government obligations — maturity value
of $3,796,467 for an effective yield of 4.43%
(collateralized by Fannie Mae and Freddie Mac
with yields ranging 5.00% to 5.50% and due dates
ranging from May 1, 2019 to December 1, 2035,
valued at $459,000,000)	$ 3,796,000	$3,796,000
			35

SHORT-TERM INVESTMENTS (13.6%)* continued

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	16,285,900	$16,285,900
Short-term investments held as collateral for
loaned securities with yields ranging from 4.33%
to 4.65% and due dates ranging from
February 1, 2006 to March 24, 2006 (d)	$529,504,893	529,251,320

Total short-term investments (cost $549,333,220)		$549,333,220

TOTAL INVESTMENTS
Total investments (cost $4,267,358,321)		$4,605,076,143

* Percentages indicated are based on net assets of $4,050,896,558.
† Non-income-producing security.
(S) Securities on loan, in part or in entirety, at January 31, 2006.
(d) See Note 1 to the financial statements.
(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.
ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS
Investment in securities, at value, including $515,526,126 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,251,078,721)	$ 4,588,790,243
Affiliated issuers (identified cost $16,285,900) (Note 5)	16,285,900

Cash	702,026

Foreign currency (cost $5) (Note 1)	5

Dividends, interest and other receivables	1,365,574

Receivable for shares of the fund sold	4,104,935

Receivable for securities sold	59,078,416

Receivable for closed swap contracts (Note 1)	702,946

Total assets	4,671,030,045

LIABILITIES
Payable for securities purchased	52,917,691

Payable for shares of the fund repurchased	29,726,130

Payable for compensation of Manager (Notes 2 and 5)	5,000,575

Payable for investor servicing and custodian fees (Note 2)	936,273

Payable for Trustee compensation and expenses (Note 2)	358,043

Payable for administrative services (Note 2)	4,786

Payable for distribution fees (Note 2)	1,472,739

Collateral on securities loaned, at value (Note 1)	529,251,320

Other accrued expenses	465,930

Total liabilities	620,133,487

Net assets	$ 4,050,896,558

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 5,603,938,230

Undistributed net investment income (Note 1)	4,460,889

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,895,220,383)

Net unrealized appreciation of investments	337,717,822

Total — Representing net assets applicable to capital shares outstanding	$ 4,050,896,558

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,220,262,139 divided by 158,920,509 shares)	$13.97

Offering price per class A share
(100/94.75 of $13.97)*	$14.74

Net asset value and offering price per class B share
($1,075,123,640 divided by 83,690,110 shares)**	$12.85

Net asset value and offering price per class C share
($55,033,713 divided by 4,061,908 shares)**	$13.55

Net asset value and redemption price per class M share
($45,754,432 divided by 3,420,484 shares)	$13.38

Offering price per class M share
(100/96.75 of $13.38)*	$13.83

Net asset value, offering price and redemption price per class R share
($383,768 divided by 27,643 shares)	$13.88

Net asset value, offering price and redemption price per class Y share
($654,338,866 divided by 46,264,292 shares)	$14.14

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/06 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $31,233)	$ 29,220,567

Interest (including interest income of $131,588
from investments in affiliated issuers) (Note 5)	459,633

Securities lending	630,913

Total investment income	30,311,113

EXPENSES
Compensation of Manager (Note 2)	9,891,474

Investor servicing fees (Note 2)	5,909,168

Custodian fees (Note 2)	144,264

Trustee compensation and expenses (Note 2)	58,063

Administrative services (Note 2)	26,085

Distribution fees — Class A (Note 2)	2,742,307

Distribution fees — Class B (Note 2)	5,514,298

Distribution fees — Class C (Note 2)	261,744

Distribution fees — Class M (Note 2)	173,927

Distribution fees — Class R (Note 2)	476

Other	672,813

Non-recurring costs (Notes 2 and 6)	35,572

Costs assumed by Manager (Notes 2 and 6)	(35,572)

Fees waived and reimbursed by Manager (Note 5)	(4,170)

Total expenses	25,390,449

Expense reduction (Note 2)	(491,095)

Net expenses	24,899,354

Net investment income	5,411,759

Net realized gain on investments (Notes 1 and 3)	231,751,986

Net realized gain on swap contracts (Note 1)	1,055,357

Net realized loss on foreign currency transactions (Note 1)	(410)

Net realized gain on written options (Notes 1 and 3)	32,873

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	40

Net unrealized appreciation of investments
and swap contracts during the period	19,611,675

Net gain on investments	252,451,521

Net increase in net assets resulting from operations	$257,863,280

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/06*	7/31/05

Operations:
Net investment income	$ 5,411,759	$33,519,795

Net realized gain on investments and
foreign currency transactions	232,839,806	597,061,529

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	19,611,715	116,462,930

Net increase in net assets resulting from operations	257,863,280	747,044,254

Distributions to shareholders: (Note 1)

From net investment income

Class A	(22,429,704)	(2,937,888)

Class B	(3,481,172)	—

Class C	(175,136)	—

Class M	(256,851)	—

Class R	(2,823)	(60)

Class Y	(7,710,288)	(2,912,325)

Redemption fees (Note 1)	1,902	6,906

Decrease from capital share transactions (Note 4)	(240,983,934)	(1,091,158,699)

Total decrease in net assets	(17,174,726)	(349,957,812)

NET ASSETS
Beginning of period	4,068,071,284	4,418,029,096

End of period (including undistributed net investment
income of $4,460,889 and $33,105,104, respectively)	$4,050,896,558	$4,068,071,284
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.21	$11.08	$9.88	$9.01	$12.52	$18.36

Investment operations:
Net investment
income (loss)(a)	.03(d)	.12(d,f,g)	.03(d)	.04	.01	(.01)

Net realized and unrealized
gain (loss) on investments	.87	2.03	1.22	.83	(3.52)	(5.57)

Total from
investment operations	.90	2.15	1.25	.87	(3.51)	(5.58)

Less distributions:
From net investment income	(.14)	(.02)	(.05)	—	—	—

From net realized gain
on investments	—	—	—	—	—	(.26)

From return of capital	—	—	—	—	—	—(e)

Total distributions	(.14)	(.02)	(.05)	—	—	(.26)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$13.97	$13.21	$11.08	$9.88	$9.01	$12.52

Total return at
net asset value (%)(b)	6.84*	19.38(g)	12.65	9.66	(28.04)	(30.71)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$2,220,262	$2,222,779	$2,237,955	$2,914,209	$3,434,086	$5,773,210

Ratio of expenses to
average net assets (%)(c)	.55*(d)	1.07(d)	1.05(d)	1.06	.98	.89

Ratio of net investment income
(loss) to average net assets (%)	.23*(d)	.97(d,f,g)	.32(d)	.49	.06	(.06)

Portfolio turnover (%)	53.10*	112.15	66.37	81.98	129.58	94.48

* Not annualized.
** Unaudited.
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period.
As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a special dividend received by the fund which amounted to $0.07 per share and 0.57% of average net assets for class A shares.
(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$12.11	$10.22	$9.14	$8.39	$11.76	$17.39

Investment operations:
Net investment
income (loss)(a)	(.02)(d)	.03(d,f,g)	(.04)(d)	(.02)	(.07)	(.12)

Net realized and unrealized
gain (loss) on investments	.80	1.86	1.12	.77	(3.30)	(5.25)

Total from
investment operations	.78	1.89	1.08	.75	(3.37)	(5.37)

Less distributions:
From net investment income	(.04)	—	—	—	—	—

From net realized gain
on investments	—	—	—	—	—	(.26)

From return of capital	—	—	—	—	—	—(e)

Total distributions	(.04)	—	—	—	—	(.26)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$12.85	$12.11	$10.22	$9.14	$8.39	$11.76

Total return at
net asset value (%)(b)	6.45*	18.49(g)	11.82	8.94	(28.66)	(31.22)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,075,124	$1,161,698	$1,284,680	$1,504,243	$1,672,523	$3,010,604

Ratio of expenses to
average net assets (%)(c)	.92*(d)	1.82(d)	1.80(d)	1.81	1.73	1.64

Ratio of net investment income
(loss) to average net assets (%)	(.15)*(d)	.24(d,f,g)	(.43)(d)	(.26)	(.69)	(.81)

Portfolio turnover (%)	53.10*	112.15	66.37	81.98	129.58	94.48

* Not annualized.
** Unaudited.
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period.
As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a special dividend received by the fund which amounted to $0.07 per share and 0.59% of average net assets for class B shares.
(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

	Six months ended**			Year ended

	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01
Net asset value,
beginning of period	$12.77	$10.78	$9.64	$8.85	$12.40	$18.22

Investment operations:
Net investment
income (loss)(a)	(.02)(d)	.03(d,f,g)	(.05)(d)	(.02)	(.07)	(.12)

Net realized and unrealized
gain (loss) on investments	.84	1.96	1.19	.81	(3.48)	(5.44)

Total from
investment operations	.82	1.99	1.14	.79	(3.55)	(5.56)

Less distributions:
From net investment income	(.04)	—	—	—	—	—

From net realized gain
on investments	—	—	—	—	—	(.26)

From return of capital	—	—	—	—	—	—(e)

Total distributions	(.04)	—	—	—	—	(.26)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$13.55	$12.77	$10.78	$9.64	$8.85	$12.40

Total return at
net asset value (%)(b)	6.46*	18.46(g)	11.83	8.93	(28.63)	(30.84)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$55,034	$52,468	$55,792	$72,656	$81,601	$140,990

Ratio of expenses to
average net assets (%)(c)	.92*(d)	1.82(d)	1.80(d)	1.81	1.73	1.64

Ratio of net investment income
(loss) to average net assets (%)	(.15)*(d)	.23(d,f,g)	(.43)(d)	(.26)	(.69)	(.81)

Portfolio turnover (%)	53.10*	112.15	66.37	81.98	129.58	94.48

* Not annualized.
** Unaudited.
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and
July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a special dividend received by the fund which amounted to $0.07 per share and 0.58% of average net assets for class C shares.
(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class C shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$12.62	$10.62	$9.48	$8.68	$12.14	$17.90

Investment operations:
Net investment
income (loss)(a)	—(d,e)	.06(d,f,g)	(.02)(d)	—(e)	(.05)	(.08)

Net realized and unrealized
gain (loss) on investments	.83	1.94	1.16	.80	(3.41)	(5.42)

Total from
investment operations	.83	2.00	1.14	.80	(3.46)	(5.50)

Less distributions:
From net investment income	(.07)	—	—	—	—	—

From net realized gain
on investments	—	—	—	—	—	(.26)

From return of capital	—	—	—	—	—	—(e)

Total distributions	(.07)	—	—	—	—	(.26)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$13.38	$12.62	$10.62	$9.48	$8.68	$12.14

Total return at
net asset value (%)(b)	6.61*	18.83(g)	12.03	9.22	(28.50)	(31.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$45,754	$48,203	$55,897	$88,269	$99,412	$182,647

Ratio of expenses to
average net assets (%)(c)	.80*(d)	1.57(d)	1.55(d)	1.56	1.48	1.39

Ratio of net investment income
(loss) to average net assets (%)	(.02)*(d)	.51(d,f,g)	(.18)(d)	(.01)	(.44)	(.56)

Portfolio turnover (%)	53.10*	112.15	66.37	81.98	129.58	94.48

* Not annualized.
** Unaudited.
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and
July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a special dividend received by the fund which amounted to $0.07 per share and 0.61% of average net assets for class M shares.
(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

				Period
	Six months ended**	Year ended		1/21/03†–
	1/31/06	7/31/05	7/31/04	7/31/03

Net asset value,
beginning of period	$13.16	$11.07	$9.87	$9.01

Investment operations:
Net investment income (a)	.02(d)	.04(d,f,g)	.01(d)	.01

Net realized and unrealized
gain on investments	.85	2.08	1.22	.85

Total from
investment operations	.87	2.12	1.23	.86

Less distributions:
From net investment income	(.15)	(.03)	(.03)	—

Total distributions	(.15)	(.03)	(.03)	—

Redemption fees	—(e)	—(e)	—	—

Net asset value,
end of period	$13.88	$13.16	$11.07	$9.87

Total return at
net asset value (%)(b)	6.63*	19.16(g)	12.48	9.55*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$384	$110	$9	$1

Ratio of expenses to
average net assets (%)(c)	.67*(d)	1.32(d)	1.30(d)	.69*

Ratio of net investment
income to average net assets (%)	.13*(d)	.35(d,f,g)	.08(d)	.13*

Portfolio turnover (%)	53.10*	112.15	66.37	81.98

† Commencement of operations.
* Not annualized.
** Unaudited.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and
July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a special dividend received by the fund which amounted to $0.03 per share and 0.25% of average net assets for class R shares.
(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.06% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01
Net asset value,
beginning of period	$13.39	$11.23	$10.02	$9.11	$12.63	$18.48

Investment operations:
Net investment income (a)	.05(d)	.16(d,f,g)	.06(d)	.07	.03	.03

Net realized and unrealized
gain (loss) on investments	.87	2.05	1.23	.84	(3.55)	(5.62)

Total from
investment operations	.92	2.21	1.29	.91	(3.52)	(5.59)

Less distributions:
From net investment income	(.17)	(.05)	(.08)	—	—	—

From net realized gain
on investments	—	—	—	—	—	(.26)

From return of capital	—	—	—	—	—	—(e)

Total distributions	(.17)	(.05)	(.08)	—	—	(.26)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$14.14	$13.39	$11.23	$10.02	$9.11	$12.63

Total return at
net asset value (%)(b)	6.93*	19.70(g)	12.87	9.99	(27.87)	(30.57)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$654,339	$582,813	$783,696	$873,182	$946,391	$1,199,005

Ratio of expenses to
average net assets (%)(c)	.42*(d)	.82(d)	.80(d)	.81	.73	.64

Ratio of net investment income
to average net assets (%)	.36*(d)	1.30(d,f,g)	.57(d)	.74	.31	.19

Portfolio turnover (%)	53.10*	112.15	66.37	81.98	129.58	94.48

* Not annualized.
** Unaudited.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and
July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.62% of average net assets for class Y shares.
(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class Y shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Investors Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam

Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2006, the value of securities loaned amounted to $515,526,126. The fund received cash collateral of $529,251,320 which is pooled with collateral of other Putnam funds into 22 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $2,126,147,949 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,273,723,267	July 31, 2010

852,424,682	July 31, 2011

The aggregate identified cost on a tax basis is $4,269,276,860, resulting in gross unrealized appreciation and depreciation of $446,018,369 and $110,212,786, respectively, or net unrealized appreciation of $335,805,583.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended January 31, 2006, Putnam Management did not waive any of its management fee from the fund. For the period ended January 31, 2006, Putnam Management has assumed $35,572 of legal,

shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2006, the fund incurred $6,053,432 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2006, the fund’s expenses were reduced by $491,095 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $981, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $70,940 and $1,102 from the sale of class A and class M shares, respectively, and received $504,145 and $1,524 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received $345 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,107,823,930 and $2,349,097,064, respectively. There were no purchases or sales of U.S. government securities. Written option transactions during the period ended January 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	—	$—

Options opened	33,664	32,873
Options exercised	—	—
Options expired	(33,664)	(32,873)
Options closed	—	—

Written options
outstanding at
end of period	—	$—

Note 4: Capital shares

At January 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/06:
Shares sold	11,884,023	$158,765,860

Shares issued
in connection
with reinvestment
of distributions	1,506,615	20,580,367

	13,390,638	179,346,227

Shares
repurchased	(22,697,132)	(303,094,905)

Net decrease	(9,306,494)	$(123,748,678)

Year ended 7/31/05:
Shares sold	21,525,252	$ 262,068,571

Shares issued
in connection
with reinvestment
of distributions	220,639	2,702,827

	21,745,891	264,771,398

Shares
repurchased	(55,504,387)	(667,165,274)

Net decrease	(33,758,496)	$(402,393,876)

CLASS B	Shares	Amount

Six months ended 1/31/06:
Shares sold	2,535,261	$31,042,053

Shares issued
in connection
with reinvestment
of distributions	262,063	3,296,760

	2,797,324	34,338,813

Shares
repurchased	(15,038,096)	(183,323,229)

Net decrease	(12,240,772)	$(148,984,416)

Year ended 7/31/05:
Shares sold	5,042,838	$56,333,626

Shares issued
in connection
with reinvestment
of distributions	—	—

	5,042,838	56,333,626

Shares
repurchased	(34,839,702)	(387,666,481)

Net decrease	(29,796,864)	$(331,332,855)

CLASS C	Shares	Amount

Six months ended 1/31/06:
Shares sold	456,036	$5,948,665

Shares issued
in connection
with reinvestment
of distributions	12,140	161,095

	468,176	6,109,760

Shares
repurchased	(513,747)	(6,621,698)

Net decrease	(45,571)	$(511,938)

Year ended 7/31/05:
Shares sold	421,902	$5,022,565

Shares issued
in connection
with reinvestment
of distributions	—	—

	421,902	5,022,565

Shares
repurchased	(1,490,965)	(17,415,519)

Net decrease	(1,069,063)	$(12,392,954)

CLASS M	Shares	Amount

Six months ended 1/31/06:
Shares sold	256,542	$3,264,125

Shares issued
in connection
with reinvestment
of distributions	19,072	249,652

	275,614	3,513,777

Shares
repurchased	(673,726)	(8,558,553)

Net decrease	(398,112)	$(5,044,776)

Year ended 7/31/05:
Shares sold	484,643	$5,588,537

Shares issued
in connection
with reinvestment
of distributions	—	—

	484,643	5,588,537

Shares
repurchased	(1,927,492)	(22,411,246)

Net decrease	(1,442,849)	$(16,822,709)

CLASS R	Shares	Amount

Six months ended 1/31/06:
Shares sold	22,675	$297,306

Shares issued
in connection
with reinvestment
of distributions	208	2,823

	22,883	300,129

Shares
repurchased	(3,633)	(47,446)

Net increase	19,250	$252,683

Year ended 7/31/05:
Shares sold	8,702	$107,323

Shares issued
in connection
with reinvestment
of distributions	5	60

	8,707	107,383

Shares
repurchased	(1,095)	(13,550)

Net increase	7,612	$ 93,833

CLASS Y	Shares	Amount

Six months ended 1/31/06:
Shares sold	6,413,215	$86,973,672

Shares issued
in connection
with reinvestment
of distributions	557,504	7,710,288

	6,970,719	94,683,960

Shares
repurchased	(4,231,562)	(57,630,769)

Net increase	2,739,157	$37,053,191

Year ended 7/31/05:
Shares sold	10,754,431	$131,365,762

Shares issued
in connection
with reinvestment
of distributions	235,054	2,912,325

	10,989,485	134,278,087

Shares
repurchased	(37,253,305)	(462,588,225)

Net decrease	(26,263,820)	$(328,310,138)

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2006, management fees paid were reduced by $4,170 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $131,588 for the period ended January 31, 2006. During the period ended January 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $210,793,592 and $205,012,480, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $1,872,722 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund recorded a receivable of $2,484,713 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended January 31, 2006. The other Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Lehman Brothers, Deutsche Bank Securities, Credit Suisse First Boston, and Merrill Lynch. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended January 31, 2006.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Citigroup Global Markets, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.
† Closed to new investors.
‡ Formerly Putnam Intermediate U.S. Government Income Fund.
§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
State tax-free income funds:	more conservative over time based on a
Arizona, California, Florida, Massachusetts,	target date for withdrawing assets.
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania	The ten funds:
Putnam RetirementReady 2050 Fund
Asset allocation funds	Putnam RetirementReady 2045 Fund
Income Strategies Fund	Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.
With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.
Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the invest-
ment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2%
redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1%
redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to
5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) .
The maximum sales charge for class M shares has been reduced to 3.25% for equity funds
(formerly 3.50%) ..*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to
$100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President
James P. Pappas
Vice President
Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA012 231696 3/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investors Fund

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: March 29, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 29, 2006